             U.S. SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): April 28, 2003

AIRTRAX, INC.

(Name of Small Business Issuer in its charter)

New Jersey                                                    0-25791                              22-3506376

(State of                                                       (Commission                         (I.R.S. Employer

Incorporation)                                                File Number)                        I.D. Number)

870B Central Avenue, Hammonton, New Jersey             08037

(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number: 609-567-7800.

Item 2. Acquisition or Disposition of Assets.

On April 28, 2003, the Company entered into a Letter of Intent with Fil Filipov and Filco GmbH. The letter of intent is attached hereto as Exhibit 10(vii).

Item 7. Exhibits.

    Exhibit Number                Description

        10(vii)                 Letter of Intent dated April 28, 2003 by

                                and between the Company and Fil Filipov

                                and Filco GmbH.

Pursuant to the requirements of the Securities Exchange Act of

1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Airtrax, Inc.

                                       May 1, 2003

/s/Peter Amico

Peter Amico

President

                          EXHIBIT INDEX

     Exhibit Number                Description

     ______________                ____________

        10(vii)                 Letter of Intent dated April 28, 2003 by

                                and between the Company and Fil Filipov

                                and Filco GmbH.

EXHIBIT 10(vii)

28 April 2003

Mr. Fil Filipov

100 East Huron Street

Apt. 4703

Chicago, IL 60611

-----------------------------------------------------------------------------------------

FiLCO GmbH

19-23 Rheinstrasse

45478 Mulheim a.d. Ruhr

Germany

Re: Acquisition of Filco GmbH

    Letter of Intent

Dear Mr. Filipov:

This writing will constitute a letter of intent by and between Airtrax, Inc. (“Airtrax”), and Mr. Fil Filipov (“Filipov”) and Filco GmbH, a newly formed corporation in Germany (“NewCo”) under the following terms and understandings.

1. It is understood that Newco, will acquire substantially all of the assets of Clark Material Handling Europe GmbH., excluding land with buildings, at Clark’s plant located in Rheinstr Mulheim a.d. Ruhr, Germany. These assets include, intellectual property, patents and similar rights; licenses; technical drawings; technical documentation; machine assembly instructions; all factory machines and equipment; computer hardware, software, integrated systems, and organizations; production systems; financial systems; administrative fixtures and equipment; and certain other assets related to the operational activities of Clark; and any other assets received by Newco as approved by the administrator. Newco will enter into a lease agreement with the current owner of the plant and real estate to use the plant for 18 months commencing August 1, 2003, with an option to purchase for 4.7 million euros.

2. Filipov will own 100% of Newco, except as stated herein. Airtrax will acquire 51% of all of the authorized equity of Newco from Filipov or his designee, except that, Airtrax will grant Filipov or his designee a voting trust and proxy to vote 2% of the total authorized equity so that Filipov or his designee will have 51% of the voting rights of Newco. As consideration for the acquisition of ownership rights by Airtrax, Airtrax will issue to Filipov 900,000 shares of common stock of Airtrax (the “Airtrax Shares”), representing ___ % of the issued and outstanding shares of Airtrax.   Airtrax

represents that it has ____ Airtrax Shares authorized and ____ Airtrax Shares outstanding.  There are no other equity securities of Airtrax outstanding.

Airtrax will enter into a registration rights agreement with Filipov providing for the registration for resale with the Securities and Exchange Commission of all Airtrax Shares owned by Filipov and/or his assignees or transferees.

In the event that the Airtrax Shares issued to Filipov as contemplated by this letter of intent (1,000,000 shares) do not achieve a public trading value of at least $5,000,000 by the 30 MONTH anniversary of the issuance of the Airtrax Shares to Filipov, then within 30 days after the expiration of the 30 MONTH  period Airtrax will either (a) repurchase the 1,000,000 shares of Airtrax issued to Filipov for $5,000,000, payable in cash or (b) pay to Filipov in cash an amount equal to the difference between the public trading value of the 1,000,000 Airtrax Shares and $5,000,000 or (c) transfer to Filipov such percentage of the shares of Newco as is the same percentage as the public value of the 1,000,000 Airtrax Shares is of $5,000,000.  This obligation will be secured by a pledge of Airtrax’s interest in Newco or other security acceptable to Filipov.

 The common stock will be issued to Filipov upon execution of a definitive agreement between the parties.

3. Airtrax will use its best efforts to raise funds through the sale of its securities in an amount to be agreed by the parties. Of the total amount raised (after deducting selling commissions), 80% will be used as working capital of Newco, and the remainder allocated as working capital for Airtrax.

4. The parties hereby agree to use reasonable efforts to execute a definitive agreement regarding the acquisition of stock ownership interest in Newco under the terms stated herein within 30 days from the execution of this letter of intent. During this 30-day period, Newco, and Filipov agree, and shall use its best efforts to cause Newco’s officers, directors, employees, agents and stockholders, not to solicit, directly or indirectly, in any manner any discussion with any person other than Airtrax in connection with the sale or transfer of the capital stock of Newco (or any other entity designed to acquire the assets of Clark as stated herein), or the assets of Clark as stated herein, or any business combination or merger of Newco (or any other entity designed to acquire the assets of Clark as stated herein).

5. During the above 30-day period, upon reasonable prior notice, Airtrax and its agents, employees and designees will be granted full and complete access to the books and records and personnel of the Newco, and Clark, to the extent available.  To the extent possible, Airtrax also will be granted access to the Clark plant during this time.

During the above 30-day period, upon reasonable prior notice, Filipov and his agents, employees and designees will be granted full and complete access to the books and records and personnel of the Airtrax.

6. Filipov will be appointed to the Board of Directors of Airtrax immediately upon the execution of the definitive agreement referred to herein. Upon Filipov’s acceptance of the board seat, he will receive the 100,000 Airtax Shares. All common stock of Airtrax issued to Filipov (including the 900,000 shares stated above) will duly authorized, non-assessable shares of capital stock of Airtrax, subject to no restrictions other than restrictions imposed under federal securities laws.

7. Except as may be required by the applicable laws or court order, including United States securities laws and securities exchange rules, each party shall keep and maintain the terms and conditions of this letter of intent, as well as other information received from the other party, confidential, and shall not disclose any of its terms or information to any third party except for attorneys, accountants, investment bankers or other advisors of each party on a “need to know” basis. Filipov may also disclose the terms and conditions of this letter of intent or other information to officers of Terex Corporation.  Except as may be required by the applicable laws or court order, including United States securities laws and securities exchange rules, neither party will issue any press releases or make any other public announcement concerning the transaction and/or letter of intent without the consent of the other party.

8. Airtrax will be responsible for its own expenses, including professional fees, in connection with all matters relating to the transactions herein proposed.  Airtrax will also reimburse Filipov for all expenses, including professional fees, incurred by Filipov in connection with all matters relating to the transactions herein proposed.

9. The obligation of Filipov and Airtrax to consummate this transaction is subject to the negotiation and execution of a definitive purchase agreement.  The definitive purchase agreement shall supersede the provisions of this letter of intent, which shall terminate upon the execution thereof.  Except for the provisions of Sections 8 and 9 hereof, the understandings contained in this letter of intent shall not be deemed to be a binding agreement among the parties but merely expresses their intent, subject to the execution of the definitive purchase agreement.  If a definitive purchase agreement is not executed within 30 days from the execution of this letter of intent, then this letter of intent shall terminate.   If this proposed transaction shall not be consummated for any reason, neither party will have any claim against the other party, except for a violation of the agreement not to solicit other offers or negotiate with other purchasers as provided hereinabove.

10. Each party will indemnify, defend, and hold harmless the other against the claims of any brokers or finders claiming by, through, or under the indemnifying party.

If the foregoing comports with your understanding of the matters contained herein, please execute in the space provided herein.

Airtrax, Inc.

/s/ Peter Amico

Peter Amico

President

Agreed and accepted, this the 28th  day of April 2003.

Filco GmbH

/s/ Fil Filipov

Fil Filipov

/s/ Fil Filipov

Fil Filipov